EXHIBIT 10.3
WARRANT REGISTRATION RIGHTS AGREEMENT
     THIS WARRANT REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of August 11, 2006, by and between Martha Stewart Living Omnimedia, Inc., a Delaware Corporation (the “Company”), and Mark Burnett (the “Holder”).
     WHEREAS, the Company issued to Holder the original warrant (the “Original Warrant”) on September 17, 2004, pursuant to which Holder had the right to exercise the Original Warrant to purchase up to 2,500,000 shares of Class A Common Stock, par value $.01 per share of the Company (the “Class A Common Stock”), if certain vesting terms and other conditions were satisfied;
     WHEREAS, pursuant to the terms of the Original Warrant, Holder’s right to purchase 1,666,667 shares of Class A Common Stock has vested, but Holder’s rights with respect to 833,333 shares have not vested and will not vest;
     WHEREAS, the Company and Holder have agreed to terms with respect to their ongoing relationship, which terms include the issuance of a new warrant to purchase up to 833,333 shares (the “Warrant”) and this grant to Holder of the registration rights described herein with respect to Warrant Shares issuable in respect of the Original Warrant or the Warrant.
     NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree, intending to be legally bound hereby, as follows:
     1. Certain Definitions.
     In addition to the other terms defined in this Agreement, the following terms shall have the following meanings:
          “Commission” means the United States Securities and Exchange Commission, or such other federal agency at the time having the principal responsibility for administering the Securities Act.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.
          “Koppelman Rights Agreement” means the Registration Rights Agreement between Charles A. Koppelman and the Company dated January 24, 2005.
          “NASD” means National Association of Securities Dealers, Inc.
          “Person” means an individual, a partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust

(inter vivos or testamentary), an estate, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.
          “Registrable Securities” means (i) any Warrant Shares issued or issuable by the Company to Holder upon exercise of the Original Warrant and/or the Warrant, and (ii) any additional shares of Class A Common Stock or other equity securities of the Company issued by the Company in respect of Warrant Shares described in subclause (i) after the issuance of such Warrant Shares, in connection with a stock dividend, stock split, combination, exchange, reorganization, recapitalization or similar reclassification of the Company’s securities; provided that, as to any particular Registrable Securities, such securities shall cease to constitute Registrable Securities when: (w) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder; (x) such securities shall have been sold in satisfaction of all applicable conditions to the resale provisions of Rule 144 under the Securities Act (or any similar provision then in force); (y) such securities are eligible to be publicly sold without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act (or any successor provision to such Rule); or (z) such securities shall have ceased to be issued and outstanding.
          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.
          “Warrant Shares” means shares of Class A Common Stock issuable pursuant to the terms of the Original Warrant or the Warrant.
     2. Shelf Registration.
          (a) At any time during which Holder owns Registrable Securities, Holder may request in writing that the Company effect a shelf registration under the Securities Act registering for resale by Holder of all of the Registrable Securities eligible for registration pursuant to a shelf registration statement on Form S-3 (or any similar short-form registration statement that is a successor to Form S-3) or, in the Company’s sole discretion, any other appropriate form. Subject to Section 2(b) of this Agreement, the Company shall use its reasonable best efforts to prepare and file a shelf registration statement under the Securities Act as soon as practicable after receipt by the Company of such request from Holder. The Company shall use its reasonable best efforts to cause such shelf registration statement to be declared effective by the Commission as promptly as shall be reasonably practicable after it has been filed. The Company shall not be required to effect more than one shelf registration pursuant to this Section 2. Subject to Sections 2(c) and 2(e) of this Agreement, the Company shall use its reasonable best efforts to keep such shelf registration statement effective until all securities included in such registration statement have ceased to constitute Registrable Securities.
          (b) Notwithstanding Section 2(a) above, the Company may defer the filing of or effectiveness of any shelf registration statement required by this Section 2 if the Company is, at such time, in the process of pursuing an underwritten public offering of equity securities and is advised by its managing underwriter(s) that such offering would in its or their opinion be adversely affected by such filing or (ii) the Board of Directors of the Company in its good faith judgment, determines that any such filing or the offering of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other transaction involving the Company or any of its subsidiaries (a “Valid Business Reason”). The Company may defer filing a shelf registration statement until such Valid Business Reason no longer exists, provided that notwithstanding anything to the contrary herein, in no event shall the Company defer the filing or effectiveness of any such registration statement more than 180 days.
          (c) At any time when a shelf registration statement effected pursuant to this Section 2 is effective, upon written notice from the Company to Holder that the Board of Directors of the Company has determined in good faith that the sale of Registrable Securities pursuant to such shelf registration statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law having a material adverse effect on the Company (an “Information Blackout”), Holder shall suspend sales of Registrable Securities pursuant to such shelf registration statement until such time as the Company notifies Holder that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such shelf registration statement may otherwise be resumed (the number of days from such suspension of sales by Holder until the day when such sale may be resumed hereunder is hereinafter called a “Sales Blackout Period”).
          (d) Notwithstanding the provisions of Section 2(c): (i) there shall be no more than two (2) Information Blackouts during any fiscal year of the Company and (ii) in no event shall the aggregate Sales Blackout Periods during any 365 day period exceed 180 days in the aggregate.
          (e) The Company shall bear all Registration Expenses in connection with any shelf registration pursuant to this Section 2, whether or not such shelf registration becomes effective; provided, however, that if Holder requests a shelf registration and subsequently withdraws his request, then such Holder either shall pay all Registration Expenses reasonably incurred in connection with such shelf registration or forfeit the right to request another shelf registration unless the withdrawal of such request is the result of facts or circumstances relating to the Company that arise after the date on which such request was made and would have a material adverse effect on the offering of the Registrable Securities.
          (f) Inclusion of Additional Securities. If the Holder elects to request a Shelf Registration, the Company may include in such registration any additional securities of the Company, including without limitation, shares of Class A Common Stock requested and permitted to be included pursuant to the terms of the Koppelman Rights Agreement.
     3. Incidental or “Piggy-Back” Registration.
          (a) If, at any time Holder owns Registrable Securities, the Company proposes to file a Registration Statement under the Securities Act covering an underwritten offering by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto), then the Company shall promptly give written notice of such proposed filing to Holder. Upon the written request of Holder received by the Company within 10 days after the delivery of such notice by the Company (but in any event prior to 10 days following the expiration of the Registration Rights Period), the Company shall use commercially reasonable efforts to cause a registration statement covering those Registrable Securities that Holder has requested to be registered to become effective under the Securities Act.
          (b) The Company shall not be required under this Section 3 to include any of the Holder’s securities in an underwriting unless he accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company. If the managing underwriter for the offering shall advise the Company that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise Holder and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated in accordance with Section 3(c) below.
          (c) If the managing underwriters of an underwritten offering notify the Company or such other parties that in their opinion the number of shares of securities requested to be including in such offering exceeds the number which can be sold in such offering in an orderly manner within a price range acceptable to the Company, the Company will include in such offering (i) first, the greatest number of shares of Common Stock requested to be included by the Company or by any party to the Koppelman Rights Agreement and permitted to be included pursuant to the terms thereof and (ii) second, other shares of Class A Common Stock, including the Warrant Shares as requested by the Holder, in each case up to the greatest number of shares of Class A Common Stock which, in the opinion of such managing underwriters, can be sold in an orderly manner in the price range of such offering.
          (d) The Company shall bear all Registration Expenses in connection with any incidental registration pursuant to this Section 3, whether or not such incidental registration statement becomes effective.
     4. Restrictions on Public Sale; Rule 144
          (a) In the event the Company is issuing equity securities to the public in an underwritten offering, and, if requested by the managing underwriter or underwriters for such underwritten offering, the Holder shall not effect any public sale or distribution of Registrable Securities or any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, for a period commencing on the tenth (10th) day prior to the date such underwritten offering commences (such offering being deemed to commence for this purpose on the later of the effective date for the registration statement for such offering or, if applicable, the date of the prospectus supplement for such offering) and ending 90 days after the closing of such underwritten offering, or such other period as the managing underwriters may require;
          (b) The Holder shall not, during any period in which any of his Registrable Securities are included in any effective registration statement: (i) effect any stabilization transactions or engage in any stabilization activity in connection with the Warrant Shares or other equity securities of the Company in contravention of Rule 104 of Regulation M under the Exchange Act; or (ii) permit any Affiliated Purchaser (as that term is defined in Rule 101 of Regulation M under the Exchange Act) to bid for or purchase for any account in which Holder has a beneficial interest, or attempt to induce any other person to purchase, any Warrant Shares in contravention of Rule 102 of Regulation M under the Exchange Act.
          (c) The Company shall make and keep information publicly available relating to the Company so as to satisfy the requirements of Rule 144 under the Securities Act (or any successor or corresponding rule) and file with the SEC all reports and other documents required of the Company under the Securities Act and the Exchange Act in a timely manner. If requested by the Holder, the Company shall provide the Holder certificates or other reasonable assurances of its compliance with the foregoing requirements.
     5. Registration Procedures.
          (a) In connection with any registration contemplated by Sections 2 or 3 the Company shall:
               (i) prepare and file with the Commission, a registration statement, which registration statement shall (x) be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution by Holder, and (y) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith; provided that, before filing a registration statement, the Company shall upon request furnish to Holder copies of such registration statement as proposed to be filed and thereafter such number of copies of such registration statement (including all exhibits thereto), and any documents incorporated by reference after the initial filing of any registration statement as Holder may reasonably request on a case by case basis after each such filing to the extent such documents are not otherwise publicly available in order to facilitate the disposition of the Registrable Securities owned by Holder, and shall revise the registration statement as it specifically relates to Holder based on information received by Holder as determined by the Company;
               (ii) prepare and file with the Commission such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period of time as is necessary to allow the distribution of the Registrable Securities contemplated therein and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the period during which any such registration statement is required to be effective; provided that, before filing any amendments or supplements to such registration statement or the prospectus, the Company shall upon request furnish to Holder copies of such amendments and supplements (in each case including all exhibits thereto) and the prospectus (including each preliminary prospectus) as proposed to be filed and thereafter such number of copies of such amendments, supplements, prospectuses and any documents incorporated by reference after the initial filing of any registration statement as Holder may reasonably request on a case by case basis after each such filing to the extent such documents are not otherwise publicly available in order to facilitate the disposition of the Registrable Securities owned by Holder, and revise such documents as they specifically relate to Holder based on information received by Holder as determined by the Company;

               (iii) use its reasonable best efforts to cause the Registrable Securities covered by such registration statement to be registered with, or approved by, such other public, governmental or regulatory authorities as may be necessary to facilitate the disposition of such Registrable Securities in accordance with the methods of disposition intended herein;
               (iv) notify Holder (A) when a prospectus or any prospectus supplement has been filed with the Commission, and, with respect to such registration statement or any post-effective amendment thereto, when the same has been declared effective by the Commission, (B) of any request by the Commission for amendments or supplements to such registration statement or related prospectus, or for additional information, (C) of the issuance by the Commission of any stop order or the initiation of any proceedings for such or a similar purpose (and the Company shall use commercially reasonable efforts to obtain the withdrawal of any such order at the earliest practicable moment), (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose (and the Company shall use its commercially reasonable efforts to obtain the withdrawal of any such suspension at the earliest practicable moment), (E) of the occurrence of any event that requires the making of any changes to such registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (and the Company shall promptly prepare and furnish to Holder a reasonable number of copies of a supplemented or amended prospectus such that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading), and (F) of the Company’s determination that the filing of a post-effective amendment to such registration statement shall be necessary or appropriate. Holder shall be deemed to have agreed by acquisition of Registrable Securities that, upon the receipt of any notice from the Company of the occurrence of any event of the kind described in clause (E) of this Section 5(a)(iv), Holder shall forthwith discontinue his or its offer and disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Company notifies the Holder otherwise. In addition, if so directed by the Company, the Holder shall deliver to the Company, at the Company’s expense, all copies (other than permanent file copies) of any defective prospectus as contemplated by clause (E) of this Section 5(a)(iv) covering such Registrable Securities which are then in its possession;
               (v) use its reasonable best efforts to cause the Registrable Securities to be listed on the principal exchange or exchanges or qualified for trading on the principal over-the-counter market or listed on the automated quotation market on which securities of the same class and series as the Registrable Securities (or into which such Registrable Securities will be or have been converted) are then listed, traded, or quoted upon the sale of such Registrable Securities pursuant to the registration statement;
               (vi) enter into customary agreements (including an underwriting agreement in customary form including customary indemnification provisions) and perform its obligations under any such agreements and shall take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

               (vii) make available for inspection by the Holder, any underwriter selected by a Holder participating in any disposition pursuant to such Registration Statement, and any attorney, accountant, or other professional retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents, and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility in connection therewith, and cause the Company’s officers, directors, and employees to supply all information reasonably requested by any of such parties in connection with such registration statement;
               (viii) furnish, in the case of an underwritten public offering, to Holder and to each underwriter a signed counterpart of (i) an opinion or opinions of counsel to the Company addressed to Holder and underwriters (on which opinion both Holder and each such underwriter shall be entitled to rely) and (ii) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holder or the managing underwriter therefor reasonably requests;
               (ix) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, as the same may hereafter be amended; and
               (x) cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold; and use commercially reasonable efforts to cause the Registrar and Transfer Agent for the Company to issue, upon request of the Holder, certificates for such numbers of Registrable Securities registered in such names as the Holder may reasonably request at least two business days prior to any sale of Registrable Securities.
          (b) In connection with any registration contemplated by Sections 2 or 3, Holder shall:
               (i) cooperate with the Company in connection with the preparation of the registration statement to be filed by the Company pursuant to this Agreement, and for so long as the Company is obligated to keep such registration statement effective, shall (a) respond within five (5) business days to any request by the Company to provide or verify information regarding such Holder or such Holder’s Registrable Securities (including the proposed manner of sale) that may be required to be included in such registration statement pursuant to the rules and regulations of the Commission, and (b) provide in a timely manner information regarding the proposed distribution by such Holder of the Registrable Securities and such other information as may reasonably be requested by the Company from time to time in connection with the preparation of and for inclusion in a shelf registration statement pursuant to Section 2 and/or any related prospectus or supplement thereto; and
               (ii) if requested by the Company, before using any registration statement or any prospectus contained therein or any amendment or supplement thereto, deliver to the Company a certification that he or it has reviewed the information contained therein and representing and warranting to the Company that the information relating to such Holder and his or its plan of distribution is as set forth in the related prospectus, that the prospectus does not, as of the time of such sale, contain any untrue statement of a material fact relating to or provided by such Holder or his or its plan of distribution and that the prospectus does not, as of the time of such sale, omit to state any material fact relating to such Holder or his or its plan of distribution required to be stated in the prospectus or necessary to make the statements in such prospectus, in the light of the circumstances under which they were made, not misleading.
     6. Registration Expenses.
     Whether or not any registration statement prepared and filed pursuant to Sections 2 or 3 of this Agreement is declared effective by the Commission, the Company shall pay all of the following expenses (“Registration Expenses”) arising in connection with any registrations pursuant to this Agreement (except as specified in the following sentence): (a) all Commission and any NASD registration and filing fees and expenses; (b) any and all expenses incident to the Company’s performance of, or compliance with, this Agreement, including, without limitation, any allocation of salaries and expenses of Company personnel or other general overhead expenses of the Company, or other expenses for the preparation of historical and pro forma financial statements or other data prepared by the Company; (c) all listing, NASD, transfer and/or exchange agent and registrar fees; (d) fees and expenses in connection with the qualification of the Registrable Securities under securities or “blue sky” laws; (e) printing and delivery expenses; (f) fees and out-of-pocket expenses of counsel for the Company and its independent certified public accountants and other persons, including special experts, retained by the Company; and (g) all reasonable fees and disbursements of one (1) counsel for the Holder attributable to the distribution of the Registrable Securities of such Holder included in such registration (provided the amounts payable pursuant to this clause (g) shall not exceed $10,000 in the aggregate). Notwithstanding the foregoing, the Company shall not be required to pay any discounts or commissions of selling brokers, dealers and underwriters relating to the distribution of the Registrable Securities.
     7. Indemnification; Contribution.
          (a) The Company hereby indemnifies and holds harmless, to the fullest extent permitted by law, Holder and each Person, if any, who controls Holder within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act, common law and otherwise), joint or several, which arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement contemplated hereby or in any prospectus, preliminary prospectus, free-writing prospectus, any amendment or supplement thereto or any document incorporated by reference relating thereto or in any filing made in connection with the registration or qualification of the offering under “blue sky” or other securities laws of jurisdictions in which the Registrable Securities are offered, or any omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company shall reimburse Holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or proceeding, and (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or free-writing prospectus, if used prior to the effective date of such registration statement or contained in the final prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) if used within the period during which the Company is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that such indemnification shall not extend to any such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses that are caused by any untrue statement or alleged untrue statement contained in, or by any omission or alleged omission from, information furnished in writing to the Company by such Holder in such capacity specifically and expressly for use in any such registration statement or prospectus.
          (b) The Holder hereby indemnifies and hold harmless, to the fullest extent permitted by law, the Company, its officers, directors, employees, agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement, or alleged untrue statement of a material fact, or any omission or alleged omission of a material fact required to be stated, or necessary to make the statements in the registration statement or prospectus, or any amendment thereof or supplement thereto, not misleading; provided, however, that Holder shall be liable hereunder if and only to the extent that any such loss, claim, damage, liability (or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement, or alleged untrue statement or omission or alleged omission, made in reliance upon and in conformity with information pertaining to Holder which is requested by the Company and furnished in writing to the Company by such Holder specifically and expressly for use in any such registration statement or prospectus.
          (c) Any Person seeking indemnification under the provisions of this Section 7 shall, promptly after receipt by such Person of notice of the commencement of any action, suit, claim or proceeding, notify in writing each party against whom indemnification is to be sought of the commencement thereof; provided, however, that the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it or he may have under this Section 7 (except to the extent that it has been prejudiced in any material respect by such failure) or from any liability which the indemnifying party may otherwise have. In case any such action, suit, claim or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent it or he may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such suit, action, claim or proceeding, (ii) the indemnifying party shall not have employed counsel (reasonably satisfactory to the indemnified party) to take charge of the defense of such action, suit, claim or proceeding within a reasonable time after notice of commencement of the action, suit, claim or proceeding, or (iii) such indemnified party shall have reasonably concluded, based on the advice of counsel, that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the indemnified party were to be represented by the same counsel, would result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such indemnified party. If any of the events specified in clauses (i), (ii) or (iii) of the preceding sentence shall have occurred or shall otherwise be applicable, then the fees and expenses of one counsel selected by a majority in interest of the indemnified parties shall be borne by the indemnifying party. If, in any case, the indemnified party employs separate counsel, the indemnifying party shall not have the right to direct the defense of such action, suit, claim or proceeding on behalf of the indemnified party. Anything in this paragraph to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action, suit, claim or proceeding effected without its prior written consent (which consent in the case of an action, suit, claim or proceeding exclusively seeking monetary relief shall not be unreasonably withheld or delayed). Such indemnification shall remain in full force and effect irrespective of any investigation made by or on behalf of an indemnified party.
          (d) If the indemnification from the indemnifying party as provided in this Section 7 is unavailable or is otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such indemnifying party shall be determined by reference to, among other things, whether any action in question, including any untrue (or alleged untrue) statement of a material fact or omission (or alleged omission) to state a material fact, has been made, or relates to information supplied by such indemnifying party or such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(d) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any such investigation or proceeding.
          The parties hereto acknowledge that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation other than as described above. Notwithstanding the provisions of this Section 7(d), the Holder shall not be required to contribute any aggregate amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were offered to the public exceed the amount of any damages which such Holder otherwise would have been required to pay or become liable to pay by reason of such untrue statement or omission unless such loss, claim, damage, liability (or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement, or alleged untrue statement or omission or alleged omission, made in reliance upon and in conformity with information pertaining to Holder which is requested by the Company and furnished in writing to the Company by such Holder specifically and expressly for use in any such registration statement or prospectus. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          If, however, indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Sections 7(a) through 7(d) hereof without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration.
     8. Miscellaneous
          (a) Notices. Except as otherwise provided below, whenever it is provided in this Agreement that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties hereto, or whenever any of the parties hereto, desires to provide to or serve upon any person any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person or sent by telecopy, addressed as follows:
     if to the Company:
Martha Stewart Living Omnimedia, Inc.
11 West 42nd Street
New York, New York 10019
Attention:     General Counsel
Telecopy:     (864) 987-9903
     with a copy to:
Hogan & Hartson L.L.P.
Columbia Square
555 13th Street, N.W.
Washington, D.C. 20004-1109
Attention:     Stuart A. Barr, Esq.
Telecopy:     (202) 637-5910
     if to the Holder:
Mark Burnett
PMB 208
9899 Santa Monica Boulevard
Beverly Hills, CA 90212
     with a copy to:
Conrad Riggs
201 Wilshire Boulevard
2nd Floor
Santa Monica, CA 90401
Telecopy: (301) 471-7647
     and:

Irell & Manella LLP
1800 Avenue of the Stars
Sutie 900
Los Angeles, CA 90067
Attention: Richard C. Wirthlin, Esq.
Telecopy: (310) 203-7199
          (b) Entire Agreement. This Agreement represents the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior oral and written agreements, arrangements and understandings among the parties hereto with respect to such subject matter. This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by a written instrument making specific reference to this Agreement signed by the Company on the one hand, and Holder on the other hand.
          (c) Assignment; Successors and Assigns. Except as set forth in the next sentence, this Agreement and the rights granted hereunder may not be assigned by Holder without the prior written consent of the Company, which may be granted or withheld by the Company in its sole and absolute discretion. Notwithstanding the foregoing, this Agreement and Holder’s rights hereunder may be assigned to any party to which Holder’s rights under the Warrant or Original Warrant are assigned in whole or in part.
          (d) Headings. Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.
          (e) Applicable Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the internal laws of the State of New York.
          (f) Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.
          (g) Equitable Remedies. The parties hereto agree that irreparable harm would occur in the event that any of the agreements and provisions of this Agreement were not performed fully by the parties hereto in accordance with their specific terms or conditions or were otherwise breached, and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached. It is accordingly hereby agreed that the parties hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of this Agreement by the other parties and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, such remedy being in addition to and not in lieu of, any other rights and remedies to which the other parties are entitled to at law or in equity.
          (h) No Waiver. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.
          (i) Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appear on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.
          (j) Company Assets. The Holder acknowledges that no officer, director or shareholder of the Company is liable to such Holder in respect of this Agreement and that such Holder shall look only to the income and assets of the Company in respect of any payments or claims related to this Agreement.
          (k) Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.
(SIGNATURES APPEAR ON FOLLOWING PAGE)

     IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Warrant Registration Rights Agreement, or has caused this Warrant Registration Rights Agreement to be duly executed and delivered in their names and on their behalf, as of the date first written above.

Martha Stewart Living Omnimedia, Inc.

By:	/s/ John R. Cuti
Name: John R. Cuti
Title: Secretary and General Counsel

Mark Burnett

/s/ Mark Burnett